Exhibit 99.1

ADMEDUS LTD

Carve-Out of the ADAPT® business segment

“ADAPT® CARVE-OUT”

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

31 DECEMBER 2018

CONTENTS

ADAPT® Carve-Out Statement of Profit or loss		3
ADAPT® Carve-Out Statement of Other Comprehensive Income		4
ADAPT® Carve-Out Statement of Financial Position		5
ADAPT® Carve-Out Statement of Changes in Equity		6
ADAPT® Carve-Out Statement of Cash Flows		7
Group Performance
1.	Basis of Preparation	8
2.	Revenue and Other Income	9
3.	Expenses	10
4.	Income Tax	11
Assets and Liabilities
5.	Financial Assets and Liabilities	13
6.	Non-Financial Assets and Other Liabilities	14
Capital Structure and Risk Management
7.	Share Capital	17
Unrecognised items
8.	Commitments	17
9.	Contingent Liabilities	17
10.	Events Occurring After the Reporting Period	17
Other Information
11.	Related Party Transactions	17
12.	Remuneration of Auditors	18
13.	Summary of Accounting Policies	18
Directors’ Declaration		21
Independent Auditor’s Report		22

ADAPT® CARVE-OUT STATEMENT OF PROFIT OR LOSS

FOR THE YEAR ENDED 31 DECEMBER 2018

		12 MONTHS TO
		31 DECEMBER
	Note	2018 $
Revenue from continuing operations	2	11,068,761
Cost of sales		(3,982,868)
Gross profit		7,085,893

Other income	2	366,617
Employee benefits	3	(14,339,621)
Consultancy and legal fees		(1,500,667)
Travel and conference expenses		(1,695,961)
Share based payments	3	(6,297)
Depreciation and amortisation expense	3	(812,270)
Financing costs		(11,061)
Other expenses		(967,595)

Loss before income tax from continuing operations		(11,880,962)
Income tax (expense)/benefit	4	-
Loss after income tax for the period/year		(11,880,962)

The above Statement of Profit or Loss should be read in conjunction with the accompanying notes.

ADAPT® CARVE-OUT STATEMENT OF OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2018

		12 MONTHS TO
		31 DECEMBER
	Note	2018 $
Loss for the year		(11,880,962)

Items that may be reclassified to profit or loss:

Other comprehensive income		-
Total comprehensive loss		(11,880,962)

The above Statement of Other Comprehensive Income should be read in conjunction with the accompanying notes.

ADAPT® CARVE-OUT STATEMENT OF FINANCIAL POSITION

AS AT 31 DECEMBER 2018

		31 DECEMBER
	Note	2018 $
ASSETS
Current Assets
Cash and cash equivalents	1	-
Trade and other receivables	5(a)	2,605,886
Inventories	6(a)	3,346,860
Total Current Assets		5,952,746
Non-Current Assets
Property, plant & equipment	6(b)	3,083,525
Total Non-Current Assets		3,085,525
TOTAL ASSETS		9,036,271
LIABILITIES
Current Liabilities
Trade and other payables	5(b)	4,150,929
Provisions	6(c)	1,256,047
Total Current Liabilities		5,406,976
Non-Current Liabilities
Provisions	6(c)	-
Total Non-Current Liabilities		-
TOTAL LIABILITIES		5,406,976
NET ASSETS		3,629,295
EQUITY
Net investment by Parent		10,940,128
Accumulated losses		(7,310,833)
		3,629,295

The above Statement of Financial Position should be read in conjunction with the accompanying notes

ADAPT® CARVE-OUT STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2018

Total Equity $

Balance at 1 January 2018	4,570,129

Loss for the period	(11,880,962)
Total comprehensive loss	(11,880,962)

Transactions with owners
Net investment by Parent	10,940,128
Balance at 31 December 2018	3,629,295

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

ADAPT® CARVE-OUT STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31 DECEMBER 2018

		12 MONTHS TO
		31 DECEMBER
	Note	2018 $
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers		10,806,419
Payments to suppliers and employees		(21,335,952)
NET CASH OUTFLOW FROM OPERATING ACTIVITIES		(10,529,533)
CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant & equipment		(410,595)
NET CASH OUTFLOW FROM INVESTING ACTIVITIES		(410,595)
CASH FLOWS FROM FINANCING ACTIVITIES
Net funding received from Parent		10,940,128
NET CASH INFLOW FROM FINANCING ACTIVITIES		10,940,128
NET INCREASE IN CASH HELD		-
CASH AT BEGINNING OF THE PERIOD		-
CASH AT END OF THE PERIOD		-

The above Statement of Cash Flow should be read in conjunction with the accompanying notes.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

1.	BASIS OF PREPARATION

The ADAPT® business is a separate business segment of the Admedus Ltd Consolidated Group. The ADAPT® CARVE OUT financial statements have been prepared from the accounting records of the Admedus Ltd Annual Financial Report for the year ended 31 December 2018. These ADAPT® CARVE OUT financial statements have been prepared solely to demonstrate the historical financial performance and cashflows for the year ended 31 December 2018 as well as the financial position as at that date of the ADAPT® business segment.

The ADAPT® CARVE OUT financial statements are presented in Australian dollars, which is the functional and presentation currency of the Parent entity of the Admedus Ltd Consolidated Group. Figures presented in the financial report are rounded to the nearest dollar.

The Admedus Ltd consolidated Group is a for-profit Group. All intercompany balances and transactions between entities within the ADAPT® Carve-Out have been eliminated.

The accompanying financial statements include the assets, liabilities, revenues and expenses that are separately identifiable to the ADAPT® Carve-Out. In addition, certain indirect costs related to the broader Admedus Ltd Consolidated Group have been allocated to the ADAPT® business segment. These indirect costs are primarily related to corporate administrative expenses, employee related costs as well as rental and usage fees for shared assets such as information technology and infrastructure. The indirect costs associated with these support functions and services have been allocated to the ADAPT® Carve-Out using relevant cost drivers such as proportionate headcount, proportionate wage costs or through qualitative assessment.

The expenses and cost allocations have been determined on a basis considered by Admedus to be a reasonable reflection of the utilisation of services provided to or for the benefit of the ADAPT® Carve-Out during the reporting period relative to the total costs incurred by the Admedus Ltd Consolidated Group. However, the amounts recorded for these transaction and allocations are not necessarily representative of the amount that would be reflected in the financial statements had the business been an entity that operated independently of Admedus Consolidated Group.

The ADAPT® business utilises Admedus Group’s centralised processes and systems for cash management, payroll, purchasing and distribution. As a result, all cash received by the ADAPT® Carve-Out was deposited in general corporate funds and is not specifically allocated to the ADAPT® Carve-Out. As a result, the ADAPT® Carve-Out does not hold any cash, nor are any treasury related borrowings or derivatives. Funding in the form of operational cash as well as foreign currency translation reserve gains and losses are included within the net Parent investment.

The financial statements have been prepared under the historical cost convention. Comparative financial information for the prior period has not been disclosed.

Equity adjustments

The preparation of a stand-alone set or Carve out set of financial statements for the ADAPT® business segment required the initial preparation of an opening balance sheet at 1 January 2018. The net assets of the ADAPT® Carve out business segment on that date was $4,570,129. This amount was reflected as a net Parent investment within equity. Subsequent funding provided by the Admedus Ltd Consolidated Group has been reflected as a further Net Parent investment.

(a)	Going concern

The financial statements have been prepared on the going concern basis, which contemplates continuity of normal business activities and realisation of assets and discharges of liabilities in the ordinary course of business.

As disclosed in the financial statements, the ADAPT® Carve-Out incurred a net loss of $11,880,962 and had net cash outflows from operating activities of $9,900,656 for the financial year ended 31 December 2018. This business segment is one business segment of the broader Admedus Ltd consolidated Group. The Admedus Ltd Consolidated Group incurred a net loss of $24,698,678 and had net cash outflows from operating activities of $22,205,313 for the financial year ended 31 December 2018. As at that date, the Group had a cash balance of $12,036,301 and net working capital of $13,317,162.

The Directors believe that it is reasonably foreseeable that the Consolidated Group including the ADAPT® business segment will continue as a going concern and that it is appropriate to adopt the going concern basis in the preparation of the financial statement after consideration of the sale of the CardioCel® and VascuCel® patch business announced on 14 October 2019 as detailed in Note 11.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

1.	BASIS OF PREPARATION (continued)

(b)	Critical accounting estimates and judgements

The preparation of the financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgements and estimates in relation to assets, liabilities, contingent liabilities, revenue and expenses. Management bases its judgments, estimates and assumptions on historical experience and on other various factors, including expectations of future events that management believes to be reasonable under the circumstances. The resulting accounting judgements and estimates will seldom equal the related actual results. The judgements, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed in the following notes.

Note 4	Income tax

Note 6(a)	Allowance for impairment of inventories

Note 6(b)	Impairment of non-financial assets other than goodwill and other intangible assets

Note 6(c)(ii)	Lease make good provision

2.	REVENUE AND OTHER INCOME

12 MONTHS TO
31 DECEMBER
2018 $
Revenue from continuing operations

Sale of goods
At a point in time
ADAPT Business	11,068,761
Other income
Foreign exchange gains	344,140
Other	22,477
Total other income	366,617

Sale of goods

Revenue from the sale of goods for the ADAPT® Carve-Out is recognised when control of goods transfers to the customer. Revenue is recognised at an amount which reflects the consideration to which the Group Companies expect to be entitled in exchange for those goods. Revenue received for a contract that includes a variable amount is subject to revised conditions for recognition, whereby it must be highly probable that no significant reversal of the variable amount may occur when the uncertainties around its measurement are removed.

Geographic segments

The main geographic segments from which the ADAPT® Carve-Out derives its revenue are North America of $7,547,126 and Europe of $2,230,949.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

3.	EXPENSES

12 MONTHS TO
31 DECEMBER
2018 $
Depreciation and amortisation
Depreciation	812,270
812,270

Employment expenses
Remuneration and on-costs	13,035,665
Superannuation/pension expense	619,951
Other employee benefits	684,005
14,339,621

Share based payments	6,297

Operating lease rental expense	669,319

Finance costs
Unwind of discount on non-current liabilities	11,061
11,061

Depreciation

Refer Note 6(b) for details on depreciation.

Employee Benefits

Refer Note 6(c) for details on employee provisions and employee superannuation.

Leases

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses and accounted for on a straight-line basis in the periods in which they are incurred.

Share based payments

Eligible employees can participate in the Employee Share Option Plan of the Parent entity, Admedus Limited. Options are issued to selected Eligible Employees for nil cost and vest based on the holder still being employed by Admedus Limited over a three-year period. The cost of equity-settled transactions is recognised as an expense with a corresponding increase in the equity of the Parent entity, Admedus Limited over the vesting period. The cumulative charge to profit or loss is calculated based on the grant date fair value of the award, the best estimate of the number of awards that are likely to vest and the expired portion of the vesting period.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

4.	INCOME TAX

12 MONTHS TO
31 DECEMBER
2018 $
(a) Numerical reconciliation of income tax benefit to prima facie tax payable
Loss from continuing operations before income tax expense	(11,880,962)
Tax expense/(benefit) at the Australian tax rate of 27.5%	(3,267,265)
Tax effect of amounts that are not deductible/(taxable) in calculating taxable income:
Share based payments	1,732
Sundry items - net non-deductible	25,635
Subtotal	(3,239,898)
Adjustment for difference in foreign tax rates	365,758
Total tax expense/(benefit)	(2,874,140)

Deferred tax – current period benefits not recognised	(2,874,140)
Deferred tax – reversal of prior period temporary differences	-
Income tax expense/(benefit)	-

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

4.	INCOME TAX (continued)

(b)	Recognition and Measurement

The income tax expense or benefit for the period is the tax payable on that period's taxable income based on the applicable income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences, unused tax losses and the adjustment recognised for prior periods, where applicable.

Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates that are enacted or substantively enacted, except for:

●

When the deferred income tax asset or liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, affects neither the accounting nor taxable profits; or

●

When the taxable temporary difference is associated with interests in subsidiaries, associates or joint ventures, and the timing of the reversal can be controlled and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

The carrying amount of recognised and unrecognised deferred tax assets are reviewed each reporting date. Deferred tax assets recognised are reduced to the extent that it is no longer probable that future taxable profits will be available for the carrying amount to be recovered. Previously unrecognised deferred tax assets are recognised to the extent that it is probable that there are future taxable profits available to recover the asset.

Deferred tax assets and liabilities are offset only where there is a legally enforceable right to offset current tax assets against current tax liabilities and deferred tax assets against deferred tax liabilities; and they relate to the same taxable authority on either the same taxable entity or different taxable entity's which intend to settle simultaneously.

Critical accounting estimates

The consolidated entity is subject to income taxes in the jurisdictions in which it operates. Significant judgment is required in determining the provision for income tax. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. The consolidated entity recognises liabilities for anticipated tax audit issues based on the consolidated entity's current understanding of the tax law. Where the final tax outcome of these matters is different from the carrying amounts, such differences will impact the current and deferred tax provisions in the period in which such determination is made.

Recovery of deferred tax assets

Deferred tax assets are recognised for deductible temporary differences only if the consolidated entity considers it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

The ADAPT business segment forms part of the Admedus Ltd consolidated group which comprises a number of separate corporate vehicles in multiple geographies. The tax losses generated by the ADAPT® business segment are transferred to the respective corporate vehicles in each geography that the losses are incurred. These losses are assessed for recognition centrally. Transfers of the tax losses from the ADAPT business segment to the respective corporate entities of the Consolidated Group are not reimbursed and the associated deferred tax assets are written off in the profit or loss.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

5.	FINANCIAL ASSETS AND LIABILITIES

		31 DECEMBER 2018 $
Financial assets	Notes	Current	Non- current	Total
Trade and other receivables
Trade receivables	5(a)	1,854,651	-	1,854,651
Other receivables	5(a)	751,235	-	751,235
Total Trade and other receivables		2,605,886		2,605,886
Total financial assets		2,605,886	-	2,605,886

		31 DECEMBER 2018 $
Financial liabilities	Notes	Current	Non- current	Total
Trade and other payables
Trade payables	5(b)	684,857	-	684,857
Other payables	5(b)	3,466,072	-	3,466,072
Total Trade and other payables		4,150,929	-	4,150,929

5(a)      Trade and other receivables

Recognition and measurement

Trade receivables are amounts due from customers for goods sold in the ordinary course of business. They are generally due for settlement within 30 days and therefore all classified as current. Trade receivables are recognised initially at the amount of consideration that is unconditional. The ADAPT® Carve-Out holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortised cost using the effective interest method.

Trade receivables are subject to the expected credit loss model. The ADAPT® Carve-Out applies the simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Company, and a failure to make contractual payments for a period greater than 120 days past due. Impairment losses on trade receivables are presented within operating profit. Subsequent recoveries on amounts previously written off are credited against the same line item.

Other receivables are recognised at amortised cost, less any expected loss allowance.

Other receivables

Other receivables include prepayments and security deposits for rental of corporate offices.

Past due but not impaired

As at 31 December 2018, trade receivables of $69,510 were past due but not impaired. These relate to customers for whom there is no recent history of default. The ageing analysis of these trade receivables is as follows:

31 DECEMBER
2018 $

Over 90 days	69,510

The other classes within trade and other receivables do not contain impaired assets and are not past due. Based on the history of these other classes, it is expected that these amounts will be received.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

5.	FINANCIAL ASSETS AND LIABILITIES (continued)

5(b)           Trade and other payables

Recognition and measurement

These amounts represent liabilities for goods and services provided prior to the end of the financial period and which are unpaid. Due to their short-term nature, they are measured at amortised cost and are not discounted. The amounts are unsecured and are usually paid within 30 days of recognition.

6.	NON-FINANCIAL ASSETS AND OTHER LIABILITIES

		31 DECEMBER 2018 $
Non-Financial assets	Notes	Current	Non-current	Total
Inventory	6(a)	3,346,860	-	3,346,860
Property, plant and equipment	6(b)	-	3,083,525	3,083,525
Total non-financing assets		3,346,860	3,083,525	6,430,385

		31 DECEMBER 2018 $
Other liabilities	Notes	Current	Non-current	Total
Provisions
Employee benefit provisions	6(c)(i)	691,355	-	691,355
Lease make good provisions	6(c)(ii)	564,692	-	564,692
Total Provisions		1,256,047	-	1,256,047
Total other liabilities		1,256,047	-	1,256,047

6 (a)      Inventories

31 DECEMBER
2018 $
Raw materials – at cost	150,430
Work in progress – at cost	514,642
Finished goods – at cost	2,745,499
3,410,571
Provision for impairment of inventory	(63,711)
3,346,860

Inventory expense

Write-downs of inventories to net realisable value recognised as an expense during the year ended 31 December 2018 amounted to $63,711.

Recognition and measurement

Raw materials, work in progress and finished goods are stated at the lower of cost and net realisable value on a weighted average cost formula. Cost comprises direct materials and delivery costs, direct labour, import duties and other taxes, an appropriate proportion of variable and fixed overhead expenditure based on normal operating capacity. Costs of purchased inventory are determined after deducting rebates and discounts received or receivable.

Net realisable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Critical accounting estimates

The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of allowance is assessed by considering the recent sales experience, the ageing of inventories and other factors that affect inventory obsolescence.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

6          NON-FINANCIAL ASSETS AND LIABILITIES (continued)

6(b)      Property, plant and equipment (continued)

	31 DECEMBER 2018
	Plant and equipment $	Software $	Total $
Plant & equipment
Cost	4,414,614	1,754,014	6,168,628
Accumulated depreciation	(2,625,848)	(459,255)	(3,085,103)
Net book amount	1,788,766	1,294,759	3,083,525

Reconciliation
Opening net book amount	2,087,774	1,330,684	3,418,458
Additions	151,818	258,777	410,595
Disposals	-	-	-
Depreciation charge	(499,975)	(312,295)	(812,270)
Exchange rate differences	49,149	17,593	66,742
Closing net book amount	1,788,766	1,294,759	3,083,525

Recognition and measurement

Plant and equipment is stated at historical cost less accumulated depreciation and impairment. Historical cost includes expenditure that is directly attributable to the acquisition of the items. Depreciation is calculated on a straight-line basis to write off the net cost of each item of property, plant and equipment (excluding land) over their expected useful lives as follows:

Leasehold improvements (years)	3	-	10
Plant and equipment (years)	3	-	7
Software (years)	3	-	5

The residual values, useful lives and depreciation methods are reviewed, and adjusted if appropriate, at each reporting date.

Leasehold improvements and plant and equipment under lease are depreciated over the unexpired period of the lease or the estimated useful life of the assets, whichever is shorter.

An item of property, plant and equipment is de-recognised upon disposal or when there is no future economic benefit to the consolidated entity. Gains and losses between the carrying amount and the disposal proceeds are taken to profit or loss. Any revaluation reserve relating to the item disposed of is transferred directly to retained profits.

Costs incurred in acquiring software and licences that will contribute to future period financial benefits through revenue generation and/or cost reduction are capitalised to software and systems. Costs capitalised include external direct costs of materials and services and direct payroll related costs of employees’ time spent on the project.

Critical accounting estimates

The Admedus Group determines the estimated useful lives and related depreciation and amortisation charges for its plant and equipment. The useful lives could change significantly because of technical innovations or some other event. The depreciation and amortisation charge will increase where the useful lives are less than previously estimated lives, or technically obsolete or non-strategic assets that have been abandoned or sold will be written off.

The consolidated Admedus Group assesses impairment of non-financial assets other than goodwill and other indefinite life intangible assets at each reporting date by evaluating conditions specific to the consolidated entity and to the asset that may lead to impairment. If an impairment trigger exists, the recoverable amount of the asset is determined. This involves fair value less costs of disposal or value-in-use calculations, which incorporate several key estimates and assumptions.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

6.	NON-FINANCIAL ASSETS AND LIABILITIES (continued)

6(c)       Provisions

(i)         Employee benefits

The current provision for employee benefits includes accrued annual leave, vesting sick leave and long service leave. Long service leave covers all unconditional entitlements where employees have completed the required period of service and those where employees are entitled to pro-rata payments in certain circumstances. The entire amount of the provision is presented as current, since there is not an unconditional right to defer settlement for any of these obligations. However, based on experience it is not expected that all employees will take the full amount of accrued leave or require payment within the next 12 months.

(ii)        Lease make good

The lease make good provision relates to the removing of lease hold improvements including laboratories and clean rooms in accordance with the lease agreements. The provision is based on an independent valuation.

Critical accounting estimate

The calculation of this provision requires assumptions such as application of closure dates and cost estimates. The provision recognised for each site is periodically reviewed and updated based on the facts and circumstances available at the time. Changes to the estimated future costs for sites are recognised in the statement of financial position by adjusting the asset and the provision. Reductions in the provision that exceed the carrying amount of the asset will be recognised in profit or loss.

(iii)      Recognition and measurement

Provisions are recognised when there is a present (legal or constructive) obligation due to a past event, it is probable it will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. The amount recognised as a provision is the best estimate of the consideration required to settle the present obligation at the reporting date, considering the risks and uncertainties surrounding the obligation. If the time value of money is material, provisions are discounted using a current pre-tax rate specific to the liability. The increase in the provision resulting from the passage of time is recognised as a finance cost.

Short-term employee benefits

Liabilities for wages and salaries, including non-monetary benefits, annual leave and long service leave expected to be settled within 12 months of the reporting date are measured at the amounts expected to be paid when the liabilities are settled.

Other long-term employee benefits

The liability for annual leave and long service leave not expected to be settled within 12 months of the reporting date are measured as the present value of expected future payments to be made in respect of services provided by employees up to the reporting date. Consideration is given to expected future wage and salary levels, experience of employee departures and periods of service. Expected future payments are discounted using market yields at the reporting date on national government bonds with terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.

Defined contribution superannuation expense

Contributions to defined contribution superannuation plans are expensed in the period in which they are incurred.

Termination benefits

Termination benefits are payable when employment is terminated before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

7.	SHARE CAPITAL

Admedus Pty Ltd, the parent company of the consolidated Group which includes the ADAPT® Carve-Out is listed on the Australian Securities Exchange. Share capital is recorded at the parent level and has not been recognised in the ADAPT® Carve-Out Financial Statements.

8.	COMMITMENTS

Total expenditure commitments at reporting date not provided for in the financial statements

31 DECEMBER
2018 $
Operating Lease Commitments
Future operating lease commitments not provided for in the financial statements and payable:
Within one year	407,023
Later than one year but no later than five years	1,057,949
Later than five years	-
1,464,972

The parent Company of the consolidated Group leases office space in Brisbane under an operating lease that expired in January 2019 and has several leases for IT equipment which have been allocated to the ADAPT® Carve-Out on the basis described in note 1.

Admedus Biomanufacturing Pty Ltd (a wholly owned subsidiary of the Group) leases office and laboratory space under operating leases that expired in January 2019*, and photocopiers which expired in August 2019.

Admedus Corporation (a wholly owned subsidiary of the Group) leases office space in Minnesota USA under an operating lease that expires December 2022.

Admedus Sarl (a wholly owned subsidiary of the Group) leases office space in Geneva, Switzerland under an operating lease that expires June 2023.

* A renewal of the lease was signed in January 2019 for 5 years with an additional 5 year option to extend the lease to January 2029.

9.	CONTINGENT LIABILITIES

There were no contingent liabilities in relation to the current reporting period.

10.	EVENTS OCCURRING AFTER THE REPORTING PERIOD

On 14 October 2019 Admedus Limited announced the sale of its CardioCel® and VascuCel® patch business to US based LeMaitre Vascular Inc. These products originated from the Company’s proprietary, regenerative bio-scaffold platform technology, being used to address multiple cardiovascular procedures and repairs.

Admedus retains manufacturing rights for up to three years and will continue manufacturing CardioCel® and VacsuCel® at its Malaga facility in Western Australia for LeMaitre. The manufacturing agreement ensures a 20% margin over cost.

Admedus retains sole-control on all intellectual property for the underlying ADAPT® technology platform/process, including its breakthrough TAVR device and single-piece 3D aortic valve.

The gain on sale and associated tax impacts of the transaction are yet to be quantified.

There has not arisen in the interval between the end of the financial period and the date of this report any other item, transaction or event of a material and unusual nature likely, in the opinion of the Directors of the Parent entity of the consolidated Group, to affect significantly the operations of the ADAPT® Carve-Out, the results of those operations, or the state of affairs of the ADAPT® Carve-Out, in future financial years.

11.	RELATED PARTY TRANSACTIONS

Allocated Expenses

The financial performance of the ADAPT® business segment includes both direct and indirect expenses. The indirect expenses have been allocated from the Admedus Group and amount to $4,800,765. These allocated costs are primarily related to corporate administrative expenses, employee related costs including pensions for executive, corporate and shared employees, and rental and usage fees for shared assets for information technology and associated infrastructural services. The costs associated with these services and support functions (indirect costs) have been allocated to the ADAPT® Carve-Out using relevant cost drivers such as proportionate headcount.

During the year the owners provided net funding of $10,940,128 to the ADAPT® Carve-Out. This amount has been recognised in equity.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

11.	RELATED PARTY TRANSACTIONS (continued)

Key Management Personnel

There are no key management personnel of Admedus Group that are solely dedicated to the ADAPT® carve-out. All key management personnel of the consolidated group have responsibilities that cross multiple segments. The amount of remuneration that the consolidated Group key management personnel receive is a function of their responsibilities across the entire business and the performance of the business as a whole and not just the ADAPT® carve-out. As such, the ADAPT® business segment obtained key management personnel services from other entities within the consolidated group and details of the remuneration of key management personnel for the consolidated group is set out in the consolidated Group annual report for the year ended 31 December 2018.

12.	REMUNERATION OF AUDITORS

During the period, the following fees were paid or payable for services provided by the statutory auditor of the Admedus Group, its related practices and non-related audit firms:

12 MONTHS TO
31 DECEMBER
2018 $
Audit Services – audit of the ADAPT® Carve-Out

HLB Mann Judd (WA Partnership)
Audit and review of financial reports and other audit work under the Corporations Act 2001	52,200

These costs relate to the proportionate audit work for the ADAPT® Carve-Out.

Audit Services – ADAPT® Carve-Out

The following fees were paid or payable for services related to the ADAPT® Carve-Out:

12 MONTHS TO
31 DECEMBER
2018 $
Audit Services –audit of the ADAPT® Carve-Out
HLB Mann Judd (WA Partnership)	18,000
WithumSmith+Brown	67,500
85,500

Audit services performed for the ADAPT® Carve-Out were not accrued as the requirement for the audit did not exist at 31 December 2018. No non-audit services were provided by HLB Mann Judd (WA partnership) or WithumSmith+Brown.

13.	SUMMARY OF ACCOUNTING POLICIES

This note provides a list of the significant accounting policies adopted in the preparation of these ADAPT® Carve-Out financial statements to the extent they have not been disclosed in the other notes above. These policies have been consistently applied to all the years presented, unless otherwise stated.

(a)	Cash

Treasury activities, including activities related to the ADAPT® Carve-Out are centralised and managed by the Admedus Group for the efficient use of cash across the Group. As a result of this management the ADAPT® Carve-Out does not hold any cash, nor has any cash been allocated as part of the assets and liabilities described in note 1.

(b)	Trade and other receivables

Trade and other receivables directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific receivables and prepayments have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

13.	SUMMARY OF ACCOUNTING POLICIES (continued)

(c)	Property, plant and equipment

Property, plant and equipment directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific property, plant and equipment have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(d)	Trade and other payables

Trade and other payables directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific payables have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(e)	Provisions

Provisions directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific provisions have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(f)	Intercompany

Intercompany transactions within the ADAPT® Carve-Out have been eliminated in the preparation of these financial statements.

(g)	Current and non-current classification

Assets and liabilities are presented in the statement of financial position based on current and non-current classification. An asset is current when: it is expected to be realised or intended to be sold or consumed in normal operating cycle; it is held primarily for trading; or it is expected to be realised within twelve months after the reporting period. All other assets are classified as non-current.

A liability is current when: it is expected to be settled in normal operating cycle; it is held primarily for trading; it is due to be settled within twelve months after the reporting period; or there is no unconditional right to defer the settlement of the liability for at least twelve months after the reporting period. All other liabilities are classified as non-current.

Deferred tax assets and liabilities are always classified as non-current.

(h)	Leases

The determination of whether an arrangement is or contains a lease is based on the substance of the arrangement and requires an assessment of whether the fulfilment of the arrangement is dependent on the use of a specific asset or assets and the arrangement conveys a right to use the asset.

A distinction is made between finance leases, which effectively transfer from the lessor to the lessee substantially all the risks and benefits incidental to ownership of leased assets, and operating leases, under which the lessor effectively retains substantially all such risks and benefits.

Finance leases are capitalised. A lease asset and liability are established at the fair value of the leased assets, or if lower, the present value of minimum lease payments. Lease payments are allocated between the principal component of the lease liability and the finance costs, to achieve a constant rate of interest on the remaining balance of the liability.

Leased assets acquired under a finance lease are depreciated over the asset's useful life or over the shorter of the asset's useful life and the lease term if there is no reasonable certainty that the consolidated entity will obtain ownership at the end of the lease term.

(i)	Goods and Services Tax ('GST') and other similar taxes

Revenues, expenses and assets are recognised net of the amount of associated GST, unless the GST incurred is not recoverable from the tax authority. In this case, it is recognised as part of the cost of the acquisition of the asset or as part of the expense.

Receivables and payables are stated inclusive of the amount of GST receivable or payable. The net amount of GST recoverable from, or payable to, the tax authority is included in other receivables or other payables in the statement of financial position.

Cash flows are presented on a gross basis. The GST components of cash flows arising from investing or financing activities which are recoverable from, or payable to the tax authority, are presented as operating cash flows.

Commitments and contingencies are disclosed net of the amount of GST recoverable from, or payable to, the tax authority.

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

13.	SUMMARY OF ACCOUNTING POLICIES (continued)

(j) New, revised or amending Accounting Standards and Interpretations adopted

Standards and Interpretations applicable to 31 December 2018

The ADAPT® Carve-Out has applied the following standards for the first time for their annual reporting period commencing 1 January 2018:

IFRS 9 Financial Instruments, which replaces the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and liabilities, derecognition of financial instruments, impairment of financial assets and hedge accounting. The ADAPT® Carve-Out’s trade receivables are subject to IFRS 9’s new expected credit loss model. The ADAPT® Carve-Out has adopted the simplified approach to measuring expected credit losses. Refer to note 5(a) for the new accounting policy. There was no material impact on the ADAPT® Carve-Out’s results for the year ended 31 December 2018.

IFRS 15 Revenue from Contracts with Customers. IFRS 15 supersedes IAS 18 Revenue. and is based on the principle of recognition of revenue from the sale of goods when control of goods transfers to the customer. The ADAPT Carve-Out’s new accounting policy for revenue has been disclosed within note 2. There has been no material impact on the ADAPT® Carve-Out’s results for the year ended 31 December 2018.

Standards and Interpretations in issue not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for the 31 December 2018 reporting period and have not been early adopted by the ADAPT® Carve-Out.

IFRS 16 Leases, is applicable for reporting periods commencing 1 January 2019. It addresses the classification, measurement and recognition of leases. The changes will primarily affect the accounting by lessees and will result in almost all leases being recognised on the balance sheet. The standard removes the current distinction between operating and financing leases and requires recognition of an asset (the right to use the leased item) and a financial liability to pay rentals. The exceptions are short-term and low value leases. The nature of expenses related to leases will change, because the ADAPT® Carve-Out will recognise a depreciation charge for right-of-use assets and interest expense on lease liabilities.

The Group will apply the standard from its mandatory adoption date of 1 January 2019. As at the adoption date this is expected to increase the Right-of-Use assets by $1.75 million, current lease liabilities by $0.3 million and long-term lease liabilities by $1.45 million.

DIRECTORS’ DECLARATION

The Directors of the Company declare that:

The ADAPT© Carve-Out financial statements comprising the statement of profit or loss, statement of other comprehensive income, statement of financial position, statement of changes in equity, statement of cash flows, and accompanying notes, presents fairly the financial position as at 31 December 2018 and the performance for the financial year ended on that date of the ADAPT Business Segment of the Admedus Ltd Consolidated Group in accordance with Note 1 Basis of Preparation and Notes to the Financial Statements.

This declaration is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the directors by:

John Seaberg

Chairman of Admedus Ltd

Dated 30 October 2019

Independent Auditors’ Report

To the Board of Directors,

Admedus Limited:

We have audited the accompanying carve-out financial statements of the ADAPT® business segment of Admedus Limited, which comprise the carve-out statements of financial position as of December 31, 2018, and the related carve-out statements of profit or loss, comprehensive income and cash flows, and changes in net parent investment for the year ended December 31, 2018, and the related notes to the carve-out financial statements.

Management’s Responsibility for the Carve-out Financial Statements

Management is responsible for the preparation and fair presentation of these carve-out financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of carve-out financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these carve-out financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the carve-out financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the ADAPT® business segment of Admedus Limited as of December 31, 2018, and its carve-out financial performance and its carve-out cash flows for the year ended December 31, 2018 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Emphasis of Matter – Basis of Preparation

We draw attention to Note 1 to the carve-out financial statements, which describe their basis of preparation, including the approach to and the purpose for preparing them, and that the preparation involves allocations of income, expenses, assets and liabilities. Consequently, the carve-out financial statements may not necessarily be indicative of the financial performance that would have been achieved if the ADAPT® business segment of Admedus Limited had operated as an independent entity, nor may they be indicative of the results of operations of the ADAPT® business segment of Admedus Limited for any future period. The carve-out financial statements were prepared to provide additional information related to the sale of the ADAPT® business segment of Admedus Limited. Our opinion is not modified with respect to this matter.

/s/ WithumSmith+Brown, PC

October 30, 2019

ADMEDUS LTD

Carve-Out of the ADAPT® business segment

“ADAPT® CARVE-OUT”

FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED

30 SEPTEMBER 2019

CONTENTS

ADAPT® Carve-Out Statement of Profit or loss		3
ADAPT® Carve-Out Statement of Other Comprehensive Income		4
ADAPT® Carve-Out Statement of Financial Position		5
ADAPT® Carve-Out Statement of Changes in Equity		6
ADAPT® Carve-Out Statement of Cash Flows		7
Group Performance
1.	Basis of Preparation	8
2.	Revenue and Other Income	9
3.	Expenses	10
4.	Income Tax	11
Assets and Liabilities
5.	Financial Assets and Liabilities	13
6.	Non-Financial Assets and Other Liabilities	14
7.	Right-of-use Assets	17
8.	Lease Liabilities	17
Capital Structure and Risk Management
9.	Share Capital	17
Unrecognised items
10.	Contingent Liabilities	18
11.	Events Occurring After the Reporting Period	18
Other Information
12.	Related Party Transactions	18
13.	Summary of Accounting Policies	19
Directors’ Declaration		21

ADAPT® CARVE-OUT STATEMENT OF PROFIT OR LOSS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

		9 MONTHS TO
		30 SEPTEMBER
	Note	2019 $
Revenue from continuing operations	2	8,814,645
Cost of sales		(3,530,938)
Gross profit		5,283,707

Other income	2	14,686
Employee benefits	3	(9,240,342)
Consultancy and legal fees		(937,535)
Travel and conference expenses		(1,016,133)
Share based payments	3	(273,925)
Depreciation and amortisation expense	3	(921,926)
Financing costs		(190,554)
Other expenses		(681,850)

Loss before income tax from continuing operations		(7,963,872)
Income tax (expense)/benefit	4	-
Loss after income tax for the period		(7,963,872)

The above Statement of Profit or Loss should be read in conjunction with the accompanying notes.

3

ADAPT® CARVE-OUT STATEMENT OF OTHER COMPREHENSIVE INCOME

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

		9 MONTHS TO
		30 SEPTEMBER
	Note	2019 $
Loss for the period		(7,963,872)
Items that may be reclassified to profit or loss:
Other comprehensive income		-
Total comprehensive loss		(7,963,872)

The above Statement of Other Comprehensive Income should be read in conjunction with the accompanying notes.

4

ADAPT® CARVE-OUT STATEMENT OF FINANCIAL POSITION

AS AT 30 SEPTEMBER 2019

		30 SEPTEMBER
	Note	2019 $
ASSETS
Current Assets
Cash and cash equivalents	1	-
Trade and other receivables	5(a)	2,585,535
Inventories	6(a)	2,318,721
Total Current Assets		4,904,256
Non-Current Assets
Property, plant & equipment	6(b)	2,499,578
Right-of-Use assets	7	1,483,643
Total Non-Current Assets		3,983,221
TOTAL ASSETS		8,887,477
LIABILITIES
Current Liabilities
Trade and other payables	5(b)	3,414,161
Provisions	6(c)	1,226,495
Lease liability - current	8	318,917
Total Current Liabilities		4,959,573
Non-Current Liabilities
Lease liability – non-current	8	1,242,314
Total Non-Current Liabilities		1,242,314
TOTAL LIABILITIES		6,201,887
NET ASSETS		2,685,590
EQUITY
Net investment by Parent		22,530,424
Accumulated losses		(19,844,834)
		2,685,590

The above Statement of Financial Position should be read in conjunction with the accompanying notes

5

ADAPT® CARVE-OUT STATEMENT OF CHANGES IN EQUITY

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

	Net Investment by Parent $	Accumulated Losses $	Total Equity $

Balance at 1 January 2019	15,510,257	(11,880,962)	3,629,295

Loss for the period	-	(7,963,872)	(7,963,872)
Total comprehensive loss	-	(7,963,872)	(7,963,872)

Transactions with owners
Net investment by Parent	7,020,167	-	7,020,167
Balance at 30 September 2019	22,530,424	(19,844,834)	2,685,590

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

6

ADAPT® CARVE-OUT STATEMENT OF CASH FLOWS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

		9 MONTHS TO
		30 SEPTEMBER
	Note	2019 $
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers		8,789,368
Payments to suppliers and employees		(15,418,722)
Interest paid		(184,731)
NET CASH OUTFLOW FROM OPERATING ACTIVITIES		(6,814,085)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant & equipment		(17,374)
NET CASH OUTFLOW FROM INVESTING ACTIVITIES		(17,374)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment of lease liabilities		(188,708)
Net funding received from Parent		7,020,167
NET CASH INFLOW FROM FINANCING ACTIVITIES		6,831,459

NET INCREASE IN CASH HELD		-

CASH AT BEGINNING OF THE PERIOD		-

CASH AT END OF THE PERIOD		-

The above Statement of Cash Flow should be read in conjunction with the accompanying notes.

7

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

1.	BASIS OF PREPARATION

The ADAPT® business is a separate business segment of the Admedus Ltd Consolidated Group. The ADAPT® CARVE OUT financial statements have been prepared from the accounting records of the Admedus Group. These ADAPT® CARVE OUT financial statements have been prepared solely to demonstrate the historical financial performance and cashflows for the 9 month period ended 30 September 2019 as well as the financial position as at that date of the ADAPT® business segment.

The ADAPT® CARVE OUT financial statements are presented in Australian dollars, which is the functional and presentation currency of the Parent entity of the Admedus Ltd Consolidated Group. Figures presented in the financial report are rounded to the nearest dollar.

The Admedus Ltd consolidated Group is a for-profit Group. All intercompany balances and transactions between entities within the ADAPT® Carve-Out have been eliminated.

The accompanying financial statements include the assets, liabilities, revenues and expenses that are separately identifiable to the ADAPT® Carve-Out. In addition, certain indirect costs related to the broader Admedus Ltd Consolidated Group have been allocated to the ADAPT® business segment. These indirect costs are primarily related to corporate administrative expenses, employee related costs as well as rental and usage fees for shared assets such as information technology and infrastructure. The indirect costs associated with these support functions and services have been allocated to the ADAPT® Carve-Out using relevant cost drivers such as proportionate headcount, proportionate wage costs or through qualitative assessment.

The expenses and cost allocations have been determined on a basis considered by Admedus to be a reasonable reflection of the utilisation of services provided to or for the benefit of the ADAPT® Carve-Out during the reporting period relative to the total costs incurred by the Admedus Ltd Consolidated Group. However, the amounts recorded for these transactions and allocations are not necessarily representative of the amount that would be reflected in the financial statements had the business been an entity that operated independently of Admedus Consolidated Group.

The ADAPT® business utilises Admedus Group’s centralised processes and systems for cash management, payroll, purchasing and distribution. As a result, all cash received by the ADAPT® Carve-Out was deposited in general corporate funds and is not specifically allocated to the ADAPT® Carve-Out. As a result, the ADAPT® Carve-Out does not hold any cash, nor are any treasury related borrowings or derivatives. Funding in the form of operational cash as well as foreign currency translation reserve gains and losses are included within the net Parent investment.

The financial statements have been prepared under the historical cost convention. Comparative financial information for the prior period has not been disclosed. The accounting policies have been consistently applied with the ADAPT® Carve-Out for the year ended 31 December 2018 except as set out in Note 13 (h).

The preparation of a stand-alone set or Carve—Out set of financial statements for the ADAPT® business segment required the initial preparation of an opening balance sheet at 1 January 2018. The net assets of the ADAPT® Carve-Out business segment on that date was $2,685,590. This amount was reflected as a net Parent investment within equity. Subsequent funding provided by the Admedus Ltd Consolidated Group has been reflected as a further Net Parent investment.

(a)	Going concern

The financial statements have been prepared on the going concern basis, which contemplates continuity of normal business activities and realisation of assets and discharges of liabilities in the ordinary course of business.

As disclosed in the financial statements, the ADAPT® Carve-Out incurred a net loss of $7,963,872 and had net cash outflows from operating activities of $6,557,640 for the 9 month period ended 30 September 2019. This business segment is one business segment of the broader Admedus Ltd consolidated Group. The Admedus Ltd Consolidated Group incurred a net loss of $16,429,365 and had net cash outflows from operating activities of $16,499,784 for the 9 month period ended 30 September 2019. As at that date, the Group had a cash balance of $1,747,766 and net working capital of $2,461,891.

The Directors believe that it is reasonably foreseeable that the Consolidated Group including the ADAPT® business segment will continue as a going concern and that it is appropriate to adopt the going concern basis in the preparation of the financial statement after consideration of the sale of the CardioCel® and VascuCel® patch business announced on 14 October 2019 as detailed in Note 11.

8

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

1.	BASIS OF PREPARATION (continued)

(b)	Critical accounting estimates and judgements

The preparation of the financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgements and estimates in relation to assets, liabilities, contingent liabilities, revenue and expenses. Management bases its judgments, estimates and assumptions on historical experience and on other various factors, including expectations of future events that management believes to be reasonable under the circumstances. The resulting accounting judgements and estimates will seldom equal the related actual results. The judgements, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed in the following notes.

Note 4	Income tax

Note 6(a)	Allowance for impairment of inventories

Note 6(b)	Impairment of non-financial assets other than goodwill and other intangible assets

Note 6(c)(ii)	Lease make good provision

2.	REVENUE AND OTHER INCOME

9 MONTHS TO
30 SEPTEMBER
2019 $
Revenue from continuing operations

Sale of goods
At a point in time
ADAPT Business	8,814,645
Other income
Other	14,686
Total other income	14,686

Recognition and Measurement

Sale of goods

Revenue from the sale of goods for the ADAPT® Carve-Out is recognised when control of goods transfers to the customer. Revenue is recognised at an amount which reflects the consideration to which the Group Companies expect to be entitled in exchange for those goods. Revenue received for a contract that includes a variable amount is subject to revised conditions for recognition, whereby it must be highly probable that no significant reversal of the variable amount may occur when the uncertainties around its measurement are removed.

Geographic segments

The main geographic segments from which the ADAPT® Carve-Out derives its revenue are North America of $6,514,905 and Europe of $1,649,428.

9

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

3.	EXPENSES

9 MONTHS TO
30 SEPTEMBER
2019 $
Depreciation and amortisation
Depreciation of Property, Plant & Equipment	640,046
Depreciation of Right-of-use Assets	281,880
921,926

Employment expenses
Remuneration	8,497,062
Superannuation/pension expense	526,999
Other employee benefits	216,281
9,240,342

Share based payments	273,925

Operating lease rental expense	142,289

Finance costs
Unwind of discount on non-current liabilities	5,823
Lease liability	184,731
190,554

Depreciation

Refer Note 6(b) for details on depreciation.

Employee Benefits

Refer Note 6(c) for details on employee provisions and employee superannuation.

Lease rental

Under IFRS 16 Leases amounts that were previously reported as payments under operating leases have been capitalised as Right-of-Use Assets and a corresponding Lease Liability created. The rental expense of $142,289 represents payments made in the period on low value or short-term leases that do not meet the criteria for creation of Right-Of-Use assets under IFRS 16 Leases.

10

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

3.	EXPENSES (continued)

Share based payments

Eligible employees can participate in the Employee Share Option Plan of the Parent entity, Admedus Limited. Options are issued to selected Eligible Employees for nil cost and vest based on the holder still being employed by Admedus Limited over a three-year period. The cost of equity-settled transactions is recognised as an expense with a corresponding increase in the equity of the Parent entity, Admedus Limited over the vesting period. The cumulative charge to profit or loss is calculated based on the grant date fair value of the award, the best estimate of the number of awards that are likely to vest and the expired portion of the vesting period.

4.	INCOME TAX

9 MONTHS TO
30 SEPTEMBER
2019 $
(b) Numerical reconciliation of income tax benefit to prima facie tax payable
Loss from continuing operations before income tax expense	(7,963,872)
Tax expense/(benefit) at the Australian tax rate of 27.5%	(2,190,065)
Tax effect of amounts that are not deductible/(taxable) in calculating taxable income:
Share based payments	75,329
Sundry items - net non-deductible	14,203
Subtotal	(2,100,533)
Adjustment for difference in foreign tax rates	181,390
Total tax expense/(benefit)	(1,919,143)

Deferred tax – current period benefits not recognised	(1,919,143)
Deferred tax – reversal of prior period temporary differences	-
Income tax expense/(benefit)	-

11

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

4.	INCOME TAX (continued)

(c)	Recognition and Measurement

The income tax expense or benefit for the period is the tax payable on that period's taxable income based on the applicable income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences, unused tax losses and the adjustment recognised for prior periods, where applicable.

Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates that are enacted or substantively enacted, except for:

●

When the deferred income tax asset or liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, affects neither the accounting nor taxable profits; or

●

When the taxable temporary difference is associated with interests in subsidiaries, associates or joint ventures, and the timing of the reversal can be controlled and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

The carrying amount of recognised and unrecognised deferred tax assets are reviewed each reporting date. Deferred tax assets recognised are reduced to the extent that it is no longer probable that future taxable profits will be available for the carrying amount to be recovered. Previously unrecognised deferred tax assets are recognised to the extent that it is probable that there are future taxable profits available to recover the asset.

Deferred tax assets and liabilities are offset only where there is a legally enforceable right to offset current tax assets against current tax liabilities and deferred tax assets against deferred tax liabilities; and they relate to the same taxable authority on either the same taxable entity or different taxable entity's which intend to settle simultaneously.

Critical accounting estimates

The consolidated entity is subject to income taxes in the jurisdictions in which it operates. Significant judgment is required in determining the provision for income tax. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. The consolidated entity recognises liabilities for anticipated tax audit issues based on the consolidated entity's current understanding of the tax law. Where the final tax outcome of these matters is different from the carrying amounts, such differences will impact the current and deferred tax provisions in the period in which such determination is made.

Recovery of deferred tax assets

Deferred tax assets are recognised for deductible temporary differences only if the consolidated entity considers it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

The ADAPT® business segment forms part of the Admedus Ltd consolidated group which comprises a number of separate corporate vehicles in multiple geographies. The tax losses generated by the ADAPT® business segment are transferred to the respective corporate vehicles in each geography that the losses are incurred. These losses are assessed for recognition centrally. Transfers of the tax losses from the ADAPT® business segment to the respective corporate entities of the Consolidated Group are not reimbursed and the associated deferred tax assets are written off in the profit or loss.

12

ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

5.	FINANCIAL ASSETS AND LIABILITIES

		30 SEPTEMBER 2019 $
Financial assets	Notes	Current	Non- current	Total
Trade and other receivables
Trade receivables	5(a)	1,914,631	-	1,914,631
Other receivables	5(a)	670,904	-	670,904
Total Trade and other receivables		2,585,535		2,585,535
Total financial assets		2,585,535	-	2,585,535

		30 SEPTEMBER 2019 $
Financial liabilities	Notes	Current	Non- current	Total
Trade and other payables
Trade payables	5(b)	1,159,087	-	1,159,087
Other payables	5(b)	2,255,074	-	2,255,074
Total Trade and other payables		3,414,161	-	3,414,161

5(a)      Trade and other receivables

Recognition and measurement

Trade receivables are amounts due from customers for goods sold in the ordinary course of business. They are generally due for settlement within 30 days and therefore all classified as current. Trade receivables are recognised initially at the amount of consideration that is unconditional. The ADAPT® Carve-Out holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortised cost using the effective interest method.

Trade receivables are subject to the expected credit loss model. The ADAPT® Carve-Out applies the simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Company, and a failure to make contractual payments for a period greater than 120 days past due. Impairment losses on trade receivables are presented within operating profit. Subsequent recoveries on amounts previously written off are credited against the same line item.

Other receivables are recognised at amortised cost, less any expected loss allowance.

Other receivables

Other receivables include prepayments and security deposits for rental of corporate offices.

Past due but not impaired

As at 30 September 2019, trade receivables of $221,656 were past due but not impaired. These relate to customers for whom there is no recent history of default. The ageing analysis of these trade receivables is as follows:

30 SEPTEMBER
2019 $

Over 90 days	221,656

The other classes within trade and other receivables do not contain impaired assets and are not past due. Based on the history of these other classes, it is expected that these amounts will be received.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

5.	FINANCIAL ASSETS AND LIABILITIES (continued)

5(b)            Trade and other payables

Recognition and measurement

These amounts represent liabilities for goods and services provided prior to the end of the financial period and which are unpaid. Due to their short-term nature, they are measured at amortised cost and are not discounted. The amounts are unsecured and are usually paid within 30 days of recognition.

6.	NON-FINANCIAL ASSETS AND OTHER LIABILITIES

		30 SEPTEMBER 2019 $
Non-Financial assets	Notes	Current	Non-current	Total
Inventory	6(a)	2,318,721	-	2,318,721
Property, plant and equipment	6(b)	-	2,499,578	2,499,578
Right-of-use assets	7	-	1,483,643	1,483,643
Total non-financing assets		2,318,721	3,983,221	6,301,942

		30 SEPTEMBER 2019 $
Other liabilities	Notes	Current	Non-current	Total
Provisions
Employee benefit provisions	6(c)(i)	655,979	-	655,979
Lease make good provisions	6(c)(ii)	570,516	-	570,516
Total Provisions		1,226,495	-	1,226,495
Lease liabilities	8	318,917	1,242,314	1,561,231
Total other liabilities		1,545,412	1,242,314	2,787,726

6 (a)      Inventories

30 SEPTEMBER
2019 $
Raw materials – at cost	263,209
Work in progress – at cost	539,722
Finished goods – at cost	1,628,552
2,431,483
Provision for impairment of inventory	(112,762)
2,318,721

Inventory expense

Write-downs of inventories to net realisable value recognised as an expense during the 9 month period ended 30 September 2019 amounted to $49,051.

Recognition and measurement

Raw materials, work in progress and finished goods are stated at the lower of cost and net realisable value on a weighted average cost formula. Cost comprises direct materials and delivery costs, direct labour, import duties and other taxes, an appropriate proportion of variable and fixed overhead expenditure based on normal operating capacity. Costs of purchased inventory are determined after deducting rebates and discounts received or receivable.

Net realisable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Critical accounting estimates

The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of allowance is assessed by considering the recent sales experience, the ageing of inventories and other factors that affect inventory obsolescence.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

6         NON-FINANCIAL ASSETS AND LIABILITIES (continued)

6(b)      Property, plant and equipment

	30 SEPTEMBER 2019
	Plant and equipment $	Software $	Total $
Plant & equipment
Cost	4,444,114	1,794,251	6,238,365
Accumulated depreciation	(2,940,559)	(798,228)	(3,738,787)
Net book amount	1,503,555	996,023	2,499,578

Reconciliation
Opening net book amount	1,788,766	1,294,759	3,083,525
Additions	17,374	-	17,374
Disposals	-	-	-
Depreciation charge	(315,862)	(324,184)	(640,046)
Exchange rate differences	13,277	25,448	38,725
Closing net book amount	1,503,555	996,023	2,499,578

Recognition and measurement

Plant and equipment is stated at historical cost less accumulated depreciation and impairment. Historical cost includes expenditure that is directly attributable to the acquisition of the items. Depreciation is calculated on a straight-line basis to write off the net cost of each item of property, plant and equipment (excluding land) over their expected useful lives as follows:

Leasehold improvements	3	-	10
Plant and equipment	3	-	7
Software	3	-	5

The residual values, useful lives and depreciation methods are reviewed, and adjusted if appropriate, at each reporting date.

Leasehold improvements and plant and equipment under lease are depreciated over the unexpired period of the lease or the estimated useful life of the assets, whichever is shorter.

An item of property, plant and equipment is de-recognised upon disposal or when there is no future economic benefit to the consolidated entity. Gains and losses between the carrying amount and the disposal proceeds are taken to profit or loss. Any revaluation reserve relating to the item disposed of is transferred directly to retained profits.

Costs incurred in acquiring software and licences that will contribute to future period financial benefits through revenue generation and/or cost reduction are capitalised to software and systems. Costs capitalised include external direct costs of materials and services and direct payroll related costs of employees’ time spent on the project.

Critical accounting estimates

The Admedus Group determines the estimated useful lives and related depreciation and amortisation charges for its plant and equipment. The useful lives could change significantly because of technical innovations or some other event. The depreciation and amortisation charge will increase where the useful lives are less than previously estimated lives, or technically obsolete or non-strategic assets that have been abandoned or sold will be written off.

The consolidated Admedus Group assesses impairment of non-financial assets other than goodwill and other indefinite life intangible assets at each reporting date by evaluating conditions specific to the consolidated entity and to the asset that may lead to impairment. If an impairment trigger exists, the recoverable amount of the asset is determined. This involves fair value less costs of disposal or value-in-use calculations, which incorporate several key estimates and assumptions.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

6.	NON-FINANCIAL ASSETS AND LIABILITIES (continued)

6(c)      Provisions

(i)        Employee benefits

The current provision for employee benefits includes accrued annual leave, vesting sick leave and long service leave. Long service leave covers all unconditional entitlements where employees have completed the required period of service and those where employees are entitled to pro-rata payments in certain circumstances. The entire amount of the provision is presented as current, since there is not an unconditional right to defer settlement for any of these obligations. However, based on experience it is not expected that all employees will take the full amount of accrued leave or require payment within the next 12 months.

(ii)        Lease make good

The lease make good provision relates to the removing of lease hold improvements including laboratories and clean rooms in accordance with the lease agreements. The provision is based on an independent valuation.

Critical accounting estimate

The calculation of this provision requires assumptions such as application of closure dates and cost estimates. The provision recognised for each site is periodically reviewed and updated based on the facts and circumstances available at the time. Changes to the estimated future costs for sites are recognised in the statement of financial position by adjusting the asset and the provision. Reductions in the provision that exceed the carrying amount of the asset will be recognised in profit or loss.

(iii)       Recognition and measurement

Provisions are recognised when there is a present (legal or constructive) obligation due to a past event, it is probable it will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. The amount recognised as a provision is the best estimate of the consideration required to settle the present obligation at the reporting date, considering the risks and uncertainties surrounding the obligation. If the time value of money is material, provisions are discounted using a current pre-tax rate specific to the liability. The increase in the provision resulting from the passage of time is recognised as a finance cost.

Short-term employee benefits

Liabilities for wages and salaries, including non-monetary benefits, annual leave and long service leave expected to be settled within 12 months of the reporting date are measured at the amounts expected to be paid when the liabilities are settled.

Other long-term employee benefits

The liability for annual leave and long service leave not expected to be settled within 12 months of the reporting date are measured as the present value of expected future payments to be made in respect of services provided by employees up to the reporting date. Consideration is given to expected future wage and salary levels, experience of employee departures and periods of service. Expected future payments are discounted using market yields at the reporting date on national government bonds with terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.

Defined contribution superannuation expense

Contributions to defined contribution superannuation plans are expensed in the period in which they are incurred.

Termination benefits

Termination benefits are payable when employment is terminated before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

7.	RIGHT OF USE ASSETS

	30 SEPTEMBER 2019
	Property $	IT equipment $	Total $
Plant & equipment
Cost	1,698,104	67,419	1,765,523
Accumulated depreciation	(256,797)	(25,083)	(281,880)
Net book amount	1,441,307	42,336	1,483,643

Reconciliation
Opening net book amount	1,681,607	67,180	1,748,787
Additions	-	-	-
Disposals	-	-	-
Depreciation charge	(256,797)	(25,083)	(281,880)
Exchange rate differences	16,497	239	16,736
Closing net book amount	1,441,307	42,336	1,483,643

IFRS 16 Leases has been adopted during the period. Refer Note 13 (h) for a discussion of the accounting policy and first time adoption.

8.	LEASE LIABILITIES

	30 SEPTEMBER 2019
	Property $	IT equipment $	Total $
Plant & equipment
Current lease liabilities	288,325	30,592	318,917
Non-current lease liabilities	1,227,161	15,153	1,242,314
Total	1,515,486	45,745	1,561,231

Reconciliation
Opening net book value	1,681,607	67,180	1,748,787
Principal repaid	(166,121)	(22,587)	(188,708)
Exchange rate differences	-	1,152	1,152
Closing net book amount	1,515,486	45,745	1,561,231

IFRS 16 Leases has been adopted during the period. Refer Note 13 (h) for a discussion of the accounting policy and first time adoption.

9.	SHARE CAPITAL

Admedus Pty Ltd, the parent company of the consolidated Group which includes the ADAPT® Carve-Out is listed on the Australian Securities Exchange. Share capital is recorded at the parent level and has not been recognised in the ADAPT® Carve-Out Financial Statements.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

10.	CONTINGENT LIABILITIES

There were no contingent liabilities in relation to the current reporting period.

11.	EVENTS OCCURRING AFTER THE REPORTING PERIOD

On 14 October 2019 Admedus Limited announced the sale of its CardioCel® and VascuCel® patch business to US based LeMaitre Vascular Inc. These products originated from the Company’s proprietary, regenerative bio-scaffold platform technology, being used to address multiple cardiovascular procedures and repairs.

Admedus retains manufacturing rights for up to three years and will continue manufacturing CardioCel® and VacsuCel® at its Malaga facility in Western Australia for LeMaitre. The manufacturing agreement ensures a 20% margin over cost.

Admedus retains sole-control on all intellectual property for the underlying ADAPT® technology platform/process, including its breakthrough TAVR device and single-piece 3D aortic valve.

The gain on sale and associated tax impacts of the transaction are yet to be quantified.

There has not arisen in the interval between the end of the financial period and the date of this report any other item, transaction or event of a material and unusual nature likely, in the opinion of the Directors of the Parent entity of the consolidated Group, to affect significantly the operations of the ADAPT® Carve-Out, the results of those operations, or the state of affairs of the ADAPT® Carve-Out, in future financial years.

12.	RELATED PARTY TRANSACTIONS

Allocated Expenses

The financial performance of the ADAPT® business segment includes both direct and indirect expenses. The indirect expenses have been allocated from the Admedus Group and amount to $4,211,845. These allocated costs are primarily related to corporate administrative expenses, employee related costs including pensions for executive, corporate and shared employees, and rental and usage fees for shared assets for information technology and associated infrastructural services. The costs associated with these services and support functions (indirect costs) have been allocated to the ADAPT® Carve-Out using relevant cost drivers such as proportionate headcount.

During the period the owners provided net funding of $7,020,167 to the ADAPT® Carve-Out. This amount has been recognised in equity.

Key Management Personnel

There are no key management personnel of Admedus Group that are solely dedicated to the ADAPT® carve-out. All key management personnel of the consolidated group have responsibilities that cross multiple segments. The amount of remuneration that the consolidated Group key management personnel receive is a function of their responsibilities across the entire business and the performance of the business as a whole and not just the ADAPT® carve-out. As such, the ADAPT® business segment obtained key management personnel services from other entities within the consolidated group and details of the remuneration of key management personnel for the consolidated group is set out in the consolidated Group annual report for the year ended 31 December 2018.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

13.	SUMMARY OF ACCOUNTING POLICIES

This note provides a list of the significant accounting policies adopted in the preparation of these ADAPT® Carve-Out financial statements to the extent they have not been disclosed in the other notes above. These policies have been consistently applied to all the periods presented, unless otherwise stated.

(c)	Cash

Treasury activities, including activities related to the ADAPT® Carve-Out are centralised and managed by the Admedus Group for the efficient use of cash across the Group. As a result of this management the ADAPT® Carve-Out does not hold any cash, nor has any cash been allocated as part of the assets and liabilities described in note 1.

(b)	Trade and other receivables

Trade and other receivables directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific receivables and prepayments have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(c)	Property, plant and equipment

Property, plant and equipment directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific property, plant and equipment have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(d)	Trade and other payables

Trade and other payables directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific payables have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(e)	Provisions

Provisions directly attributable to the ADAPT® Carve-Out have been recognised accordingly. Centralised non-specific provisions have been allocated to the ADAPT® Carve-Out on a proportionate headcount basis.

(f)	Intercompany

Intercompany transactions within the ADAPT® Carve-Out have been eliminated in the preparation of these financial statements.

(g)	Current and non-current classification

Assets and liabilities are presented in the statement of financial position based on current and non-current classification. An asset is current when: it is expected to be realised or intended to be sold or consumed in normal operating cycle; it is held primarily for trading; or it is expected to be realised within twelve months after the reporting period. All other assets are classified as non-current.

A liability is current when: it is expected to be settled in normal operating cycle; it is held primarily for trading; it is due to be settled within twelve months after the reporting period; or there is no unconditional right to defer the settlement of the liability for at least twelve months after the reporting period. All other liabilities are classified as non-current.

Deferred tax assets and liabilities are always classified as non-current.

(h)	Leases

The Admedus group has adopted AASB 16/IFRS 16 Leases from 1 January 2019 which has resulted in changes to classification, measurement and recognition of Admedus’ leases. The changes result in almost all leases where Admedus is the lessee being recognised on the balance sheet and removes the former distinction between operating and finance leases. The new standard requires recognition of an asset (the right to use the leased item) and a financial liability to pay rentals. The exceptions are short-term leases (being those leases which have a term of 12 months or less or had a remaining term of less than 12 months at the adoption date) and low value leases (being those leases with a value of less than $5,000). AASB 16/IFRS 16 supersedes AASB 117/IAS 17 Leases. The Group has adopted AASB 16/IFRS 16 using the modified retrospective approach, under which the reclassifications and the adjustments arising from the new leasing rules are recognised in the opening balance sheet on 1 January 2019. There was no initial impact on equity under this approach.

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ADAPT® CARVE-OUT NOTES TO THE FINANCIAL STATEMENTS

FOR THE 9 MONTH PERIOD ENDED 30 SEPTEMBER 2019

13.	SUMMARY OF ACCOUNTING POLICIES (continued)

(h)	Leases (continued)

As at 31 December 2018, the ADAPT® Carve-Out business had operating lease commitments of $1.465 million.

The group leases various premises and IT equipment. Until the 2018 financial year, leases were classified as operating leases. Payments made under operating leases were charged to profit or loss on a straight-line basis over the period of the lease.

From 1 January 2019, leases where the ADAPT® Carve-Out is the lessee are recognised as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the group. Each lease payment is allocated between the liability and the finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the lease term on a straight-line basis.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, the company’s incremental borrowing rate is used, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions.

Extension options are included in a number of property leases across the group. In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option. Extension options are only included in the lease term if the lease is reasonably certain to be extended.

On initial application right-of-use assets were measured at the amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to that lease recognised in the balance sheet as at 31 December 2018. There were no onerous lease contracts that required an adjustment to the right-of-use assets on initial application.

On adoption of AASB 16/IFRS 16 Leases, the Group recognised lease liabilities in relation to leases which had previously been classified as ‘operating leases’ under the principles of AASB 16/IFRS 16 Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the lessee’s incremental borrowing rate as of 1 January 2019. The weighted average lessee’s incremental borrowing rate applied to lease liabilities on 1 January 2019 was 14.75%.

The Consolidated Group holds property leases in Brisbane Australia, Adelaide Australia, Malaga Australia, Minneapolis US and Geneva Switzerland. The company has allocated the full lease assets and lease liabilities of the Malaga, Minneapolis and Geneva leases to the ADAPT® business segment on the basis that the majority of the operations in those offices are focused on ADAPT®. The Brisbane and Adelaide leases are not included in the right-of-use assets and lease liabilities.

Under AASB 16/IFRS 16 Leases amounts that were previously reported as payments under operating leases have been capitalised as Right-of-Use Assets and a corresponding Lease Liability created. The rental expense of $142,289 represents payments made in the period on low value or short-term leases that do not meet the criteria for creation of Right-Of-Use assets under AASB 16 Leases.

In the statement of cash flows, the ADAPT® Carve-Out has recognised cash payments for the principal portion of the lease liability within financing activities, cash payments for the interest portion of the lease liability as interest paid within operating activities and short-term lease payments and payments for lease of low-value assets within operating activities.

Extension and termination options are included in a number of property leases across the group and are an area of judgement. In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). As at 1 January 2019 the financial effect of revising lease terms to reflect the effect of exercising extension options was an increase in recognised lease liabilities and right-of-use assets of $934,470.

(i)	Goods and Services Tax ('GST') and other similar taxes

Revenues, expenses and assets are recognised net of the amount of associated GST, unless the GST incurred is not recoverable from the tax authority. In this case, it is recognised as part of the cost of the acquisition of the asset or as part of the expense.

Receivables and payables are stated inclusive of the amount of GST receivable or payable. The net amount of GST recoverable from, or payable to, the tax authority is included in other receivables or other payables in the statement of financial position.

Cash flows are presented on a gross basis. The GST components of cash flows arising from investing or financing activities which are recoverable from, or payable to the tax authority, are presented as operating cash flows.

Commitments and contingencies are disclosed net of the amount of GST recoverable from, or payable to, the tax authority.

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DIRECTORS’ DECLARATION

The Directors of the Company declare that:

The ADAPT© Carve-Out financial statements comprising the statement of profit or loss, statement of other comprehensive income, statement of financial position, statement of changes in equity, statement of cash flows, and accompanying notes, presents fairly the financial position as at 30 September 2019 and the performance for the 9 month period ended on that date of the ADAPT® Business Segment of the Admedus Ltd Consolidated Group in accordance with Note 1 Basis of Preparation and Notes to the Financial Statements.

This declaration is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the directors by:

John Seaberg

Chairman of Admedus Ltd

Dated 30 October 2019

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